CONSOLIDATED BALANCE SHEETS (Parenthetical) ¥ in Millions	Dec. 31, 2021 CNY (¥) shares	Dec. 31, 2020 CNY (¥)
Shareholders' equity
Share capital, shares authorized | shares	1,400,000,000
Accounts receivable, allowance for credit loss	¥ 482	¥ 559
Due from related parties, allowance for credit loss	56	72
Prepayments and other current assets, allowance for credit loss	¥ 277	¥ 168